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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 8, 2005
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-10702                 34-1531521
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 (State or Other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)              File Number)           Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut               06880
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         (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.02. Non-Reliance on Previously Issued Financial Statements.

     (a) Terex Corporation ("Terex" or the "Company") has previously disclosed in Current Reports on Form 8-K furnished to the Securities and Exchange Commission ("SEC") that the Company concluded that the financial statements of Terex for the years ended December 31, 2000, 2001, 2002 and 2003 need to be restated to correct certain errors. As Terex is in the final stages of the restatement process and computing the tax implications thereof, Terex has re-evaluated its U.S. deferred tax asset to determine if the deferred tax asset would "more likely than not" be realized based on the restated results of Terex's U.S. operations for the three years ended December 31, 2003. This assessment is required to be made without current hindsight, which precluded the Company from considering the subsequent profitability of Terex's U.S. operations in 2004 and 2005. The results of the assessment indicated that a valuation allowance was required to reduce Terex's net U.S. deferred tax asset as of December 31, 2003, which materially affects total stockholders' equity as of December 31, 2003. However, this valuation allowance is then reversed as of December 31, 2004 due to the profitability of Terex in that period as well as future profit expectations, including year to date 2005 results. The 2004 reversal of the valuation allowance offsets the reduction in total stockholders' equity resulting from the establishment of the valuation allowance in 2003.

     Due to the valuation allowance established as of December 31, 2003, Terex's provision for U.S. taxes in the quarters ended March 31, 2004 and June 30, 2004 will be substantially reversed, thereby increasing net income in those periods by approximately $2.4 million and $7.4 million, respectively, which are material to those quarters. Accordingly, the management of Terex and the Audit Committee of Terex's Board of Directors concluded on September 8, 2005 that the financial statements for the quarters ended March 31, 2004 and June 30, 2004 need to be restated to reflect such increase and, therefore, such financial statements should no longer be relied upon and have informed PricewaterhouseCoopers LLP, the Company's independent registered accounting firm of this determination.

     As part of its prior disclosures Terex stated that it was management's opinion that, although adjustments in any one year's financial statements might be material, the cumulative adjustments required to be made to stockholders' equity as of December 31, 2003 resulting from all items identified were not expected to be material to total stockholders' equity. Terex's previously published stockholders' equity balance as of December 31, 2003 was $877 million. The December 31, 2003 stockholders' equity balance is now anticipated to be approximately $690 million. However, virtually all of the change in the stockholders' equity from the originally filed amount is related to the establishment of the valuation allowance. With the reversal of the valuation allowance in 2004, net income and changes in accumulated other comprehensive income for 2004, stockholders' equity as of December 31, 2004 is expected to be approximately $1.1 billion.

     Additionally, pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, Terex was required to evaluate the effectiveness of its internal control over financial reporting as of December 31, 2004. Based on this current evaluation, it was determined that "material weaknesses" existed, which resulted in ineffective internal control over financial reporting. As announced on January 13, 2005, Terex had determined that a "material weakness" existed in Terex's internal control over financial reporting as it relates to the recording of certain intercompany transactions. On September 8, 2005, the management of Terex and the Audit Committee of Terex's Board of Directors concluded that material weaknesses also existed as follows a) the Company did not maintain effective controls, including monitoring, over the financial reporting process as a result of an insufficient complement of personnel with requisite U.S. GAAP knowledge, experience and training, and b) the Company did not maintain sufficient supporting documentation for certain income tax account balances, including periodic reconciliations, which contributed to the failure to timely file. During 2004 and 2005, Terex has taken and will continue to take numerous steps toward the remediation of these material weaknesses including, among other things, changes in reporting relationships within its financial organization, hiring additional accounting staff with the requisite U.S. GAAP background and implementing certain new accounting practices and controls.

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     Terex has also issued a press release concerning this matter, a copy which is included as Exhibit 99.1 to this Form 8-K.

     Safe Harbor Statement. The above contains forward-looking information based on Terex's current expectations. Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond Terex's control, include among others: until the SEC investigation and the previously announced review by Terex of its accounts is concluded, no assurance can be given with respect to the financial statement adjustments, impacts and periods resulting from such reviews; and other factors, risks, uncertainties more specifically set forth in Terex's public filings with the SEC. Actual events or the actual future results of Terex may differ materially from any forward looking statement due to those and other risks, uncertainties and significant factors. The forward-looking statements speak only as of the date of this release. Terex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this release to reflect any changes in Terex's expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on September 9, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 9, 2005

                                             TEREX CORPORATION


                                             By:  /s/ Phillip C. Widman
                                                 Phillip C. Widman
                                                 Senior Vice President and
                                                 Chief Financial Officer



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